Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 31, 2022, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers party hereto (each, a “Purchaser”), the Purchaser Agents party hereto (each, a “Purchaser Agent”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

1.    The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fifth Amended and Restated Receivables Purchase Agreement, dated as of June 22, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.    Concurrently herewith, the parties hereto are entering into that certain Increasing Purchaser Group Fee Letter, dated as of the date hereof (the “Fee Letter”).

3.    The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2.    Rebalancing and Certain Consents.

(a)    Initial Purchases; Rebalancing. On the date hereof, the Seller is requesting that certain Purchasers fund a new Purchase pursuant to a Purchase Notice delivered in accordance with Section 1.2(a). Such Purchase Notice provides that such Purchaser’s Purchaser Group will fund a non-ratable portion of the aggregate Purchase such that, after giving effect to such Purchase, each Purchaser Group’s outstanding Investment will be equal to its Ratable Share of the Aggregate Investment.

(b)    Certain Consents. The parties hereto hereby consent to the non-ratable funding of the foregoing Purchase on the terms set forth in clause (a) above as set forth above on a one-time basis.

3.    Amendment to the Agreement. On the date hereof, the Agreement is hereby amended as follows:

(a)    The definition of “Purchase Limit” set forth in Exhibit I of the Agreement is hereby amended by deleting “$1,525,000,000” where it appears therein and replacing it with “$1,625,000,000”.

(b)    Schedule VI to the Agreement is hereby deleted in its entirety and replaced with Schedule VI attached hereto.

4.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:

4.1    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement, as amended hereby, are true and correct in all material respects as of the date hereof; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

4.2    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

5.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the date hereof, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.    Effectiveness. This Amendment shall become effective as of the date hereof, upon receipt by the Administrator of each of the following:

6.1    counterparts of this Amendment duly executed by each of the other parties hereto;

6.2    counterparts to the Fee Letter, duly executed by each of the parties thereto;

6.3    evidence of payment of the “Closing Fee” (under and as defined in the Fee Letter) owing under the Fee Letter;

6.4    an opinion of counsel for the Seller and Servicer, dated as of the date hereof and addressed to the Purchasers party hereto and the Administrator as to certain corporate, enforceability and no-conflicts matters; and

6.5    customary officers certificates of each of the Seller and Servicer

7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

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8.    Governing Law; Jurisdiction.

8.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.

By:	/s/ Brian M. Begg
Name:	Brian M. Begg
Title:	Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By:	/s/ Brian M. Begg
Name:	Brian M. Begg
Title:	Senior Vice President and Treasurer

S-1	Sixth Amendment to Fifth A&R RPA

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for PNC Bank, National Association

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

S-2	Sixth Amendment to Fifth A&R RPA

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser

By:	/s/ Brad Shields
Name:	Brad Shields
Title:	Director

THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC

By:	/s/ Brad Shields
Name:	Brad Shields
Title:	Director

S-3	Sixth Amendment to Fifth A&R RPA

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as a Conduit Purchaser

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

THE TORONTO-DOMINION BANK, as Committed Purchaser

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

THE TORONTO-DOMINION BANK, as Purchaser Agent for The Toronto Dominion Bank and Reliant Trust

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

S-4	Sixth Amendment to Fifth A&R RPA

SCHEDULE VI

COMMITMENTS

PNC BANK, NATIONAL ASSOCIATION,

as a Committed Purchaser for PNC Bank, National Association

Commitment: $350,333,334

FIFTH THIRD BANK, NATIONAL ASSOCIATION

as a Committed Purchaser for Fifth Third Bank, National Association

Commitment: $235,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Committed Purchaser for Wells Fargo Bank, National Association

Commitment: $242,000,000

THE BANK OF NOVA SCOTIA,

as a Committed Purchaser for Liberty Street Funding LLC

Commitment: $225,333,333

THE TORONTO-DOMINION BANK,

as a Committed Purchaser for Reliant Trust

Commitment: $225,333,333

CANADIAN IMPERIAL BANK OF COMMERCE,

as a Committed Purchaser for Canadian Imperial Bank of Commerce

Commitment: $142,000,000

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Committed Purchaser for Bank of America, National Association

Commitment: $140,000,000

Schedule VI

HSBC BANK USA, NATIONAL ASSOCIATION,

as Committed Purchaser

Commitment: $65,000,000

Schedule VI